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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 24, 1998
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                     000-29222                13-3575874
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3

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Item 5. Other Events

            AVAX Technologies, Inc. (the "Company"), announced on Wednesday, June 24, 1998 that a United States patent was issued covering antifungal technology it licensed from Rutgers University for exclusive development and worldwide marketing. The patent, U.S. No. 5,770,617, grants claims to novel compounds which have promising antifungal activity that could have important therapeutic implications.

            Reference is made to the Company's related press release attached hereto as Exhibit 99.14 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

            99.14 Press Release dated June 24, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVAX TECHNOLOGIES, INC.

Date: June 24, 1998
                                       By: /s/ Jeffrey M. Jonas
                                          --------------------------------------
                                          Name: Jeffrey M. Jonas, M.D.
                                          Title: President and Chief Executive
                                                 Officer


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                                  Exhibit Index

Exhibit Number                                   Description
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    99.14                             Press Release dated June 24, 1998.


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